UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.        Results of Operations and Financial Condition

              On July 28, 2005, ArvinMeritor, Inc. (“ArvinMeritor” or the “company”) issued a press release reporting its financial results for the quarter ended June 30, 2005. The release is furnished as Exhibit 99a to this Form 8-K.

              On July 28, 2005, ArvinMeritor held a web-cast conference call, available to the public, to discuss its financial results for the quarter ended June 30, 2005. The presentation made on the conference call is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99b to this Form 8-K.

Item 9.01          Financial Statements and Exhibits

(c) Exhibits

99a – Press release of ArvinMeritor, Inc., dated July 28, 2005.

99b – Presentation made on earnings conference call, July 28, 2005

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

	By:	/s/ Vernon G. Baker, II

Vernon G. Baker, II Senior Vice President and General Counsel

Date: July 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99a	Press release of ArvinMeritor, Inc., dated July 28, 2005.

99b	Presentation made on earnings conference call, July 28, 2005